Page 1
-------------------------------------
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)
Seeks generous income primarily from high yield corporate bonds.

Dear Shareholder:

We would like to take this opportunity to report on the performance of Keystone High Income Bond Fund (B-4) for the twelve-month period, which ended July 31, 1995.

Performance
The Fund provided a total return of 11.75% for the six-month period and 5.66% for the twelve-month period which both ended July 31, 1995.

   The Fund's performance rebounded sharply in 1995 as a result of an improved investment environment for high yield bonds and careful issue selection. Last year we began upgrading the portfolio with higher quality high yield corporate bonds for two primary reasons: to improve liquidity and to prepare for an expected slowdown in economic growth.

An Emphasis on Higher Quality Bonds
After a period of strong economic growth in 1994--an environment that is generally favorable for high yield corporate bonds--we expected economic growth to eventually slow. Given this scenario, we had methodically increased the Fund's weighting of BB-rated bonds throughout the period. These bonds are the highest rated and most liquid within the high yield spectrum. Typically, they offer greater marketability and an element of stability in times of slowing economic growth. They also, however, have a greater degree of interest-rate sensitivity than lower-rated, high-yield bonds. While our strategy may have been a bit premature in 1994 when rates were still rising, it has since bolstered the Fund's performance in 1995 as the economy slowed.

A Fundamentally Sound Market
An encouraging characteristic of the high yield market today is its increased size. With a market capitalization of $240 billion, we believe the high yield market offers greater diversity and more responsibly structured issues than a decade ago. Many companies now finance growth and capital needs by coming directly to the high yield market. Furthermore, corporate America has revitalized itself in the last few years. Continued cost-cutting efforts have improved the financial conditions of many companies, enabling them to compete more effectively in the global markets. Going forward, we expect these tangible changes should help high yield bonds retain both their appeal as a proven investment vehicle and their ability to generate high income--even in an environment of subdued economic growth.

Intensive Research
Prior to adding a new issue to the Fund's portfolio, Keystone's high yield bond team carefully scrutinizes each issue. We conduct our own stringent credit research and invest many hours meeting with industry analysts and company managements to review financial statements, as well as earnings and cash flow projections. We believe this in-depth analysis can be particularly valuable because of the unique characteristics of each issue.
                                                                   -continued-

Page 2
------------------------------------
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)


Our Outlook
It seems the Fed has achieved its desired "soft-landing" scenario of controlled inflation within a sustainable, slow-growth economy. Admittedly, a slow growing economy may not be as ideal an environment for high yield bonds as the one which characterized this sector's spectacular gains during the past several years. However, given the new attitude toward reduced spending, increased saving, and smaller government now emerging in Washington, we see the possibility for positive influences on the market--and on investing in general. We remain confident in the ability of high yield bonds to generate relatively attractive income and look forward to uncovering further opportunities in this sector throughout fiscal 1996.

We appreciate your continued support, and we encourage you to write to us with any questions or comments about your Keystone investment.


Sincerely,

[Signature of Albert H. Elfner, III]

Albert H. Elfner, III
President

[Signature of George S. Bissell]

George S. Bissell
Chairman

September 1995


         {Photo of Albert H. Elfner, III]    [Photo of George S. Bissell]
               Albert H. Elfner, III              George S. Bissell

Page 3
------------------------------------
                               A Discussion With
                               Your Fund's Manager



                           [Photo of Donald M. Keller]


  Keystone High Income Bond Fund (B-4) is managed by Donald M. Keller, senior vice president and senior portfolio manager. Mr. Keller is co-head of Keystone's high yield bond team. This team consists of eight professionals dedicated to research and security recommendations for the Fund.

Q. How has the market environment changed during the period?

A The market environment in which the Fund operated during the past twelve months grew more hospitable as fiscal 1995 progressed. The robust economic growth and rising interest rates of calendar 1994 had given way to more subdued growth, diminished inflation fears, and lower long-term rates by period's end. This change positively affected the performance of most fixed-income securities, including high yield bonds. As a result, the Fund was able to provide shareholders with positive performance for the twelve months which ended July 31, 1995.

Q What factors influenced the performance of high yield bonds the most?

A The cyclical movements of the economy, inflation, and interest rates are the primary influences on the performance of most bonds. By nature, high yield bonds are less affected by the direction of interest rates than higher-grade government and corporate bonds. Consequently, when interest rates rose in 1994, high yield bonds declined less in price than their higher grade counterparts. Conversely, as interest rates declined during the past few months, high yield bonds, while participating in the ensuing rally, appreciated less than many investment grade bonds.

Credit quality and profitability of issuing companies--both of which have improved significantly since the mid-1980s--are more important factors to consider when investing in high yield bonds. The outlook for the economy plays an influential role, as well. For instance, as economic data this past spring pointed toward further slowing, high yield investors grew concerned about the possibility of a recession and its implication for corporate earnings. This resulted in a brief drag on performance to which higher grade bonds were not as susceptible. In our opinion, recessionary fears have since abated and high yield bonds have resumed their upward momentum.

Q What strategies did you pursue throughout the period?

A There are three layers to the Fund's portfolio: income, performance, and liquidity. The income layer is comprised of relatively high coupon bonds; the performance layer is comprised of issues that we hold for price appreciation potential; and the liquidity layer is comprised of relatively high quality issues that tend to

Fund Profile

Objective: Seeks generous income primarily for high yield corporate bonds.
Inception date: September 11, 1935
Number of issues: 135
Average quality: B+
Net assets: $765 million
Newspaper listing: HiIncB4

Page 4
------------------------------------
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)


[Tabular representation of pie chart]

Asset Allocation as of July 31, 1995

Performance     (25%)
Income          (40%)
Liquidity       (35%)

(as a percent of portfolio assets)


have larger market capitalizations. While we strive to maintain a broad mix of securities within each of these layers, we sometimes change or add to the mix of one layer more than the other two in response to prevailing market conditions.

   As the fiscal year progressed, we added significantly to the liquidity layer, seeking to fortify our defensive posture with more BB-rated bonds in anticipation of an eventual economic slowdown. By the period's end, the portfolio's weighting in these higher quality bonds was increased to roughly 30% of the Fund's net assets. Because of their more conservative nature, BB-rated bonds tend to offer greater liquidity and stability in uncertain market environments, in addition to attractive income. Historically, they have been the first high yield bonds investors sell when interest rates rise and the first to rally when rates decline. While this strategy detracted from the Fund's performance during the market tumult this past fall, it provided an added boost to performance this spring as demand increased when rates declined and the economy slowed.

   To achieve the increase in the liquidity layer, we pulled back slightly on the income and performance layers--both of which also contributed to the Fund's price appreciation potential, particularly during the last six months of the fiscal year.

Q Have you emphasized any particular industries?

A While we take an issue-by-issue approach to security selection, we also emphasize selected sectors. Two themes that have surfaced in the past several months have been the possibility of favorable regulatory developments in the cable and telecommunication industries and increased consolidation in broadcasting/media. We've attempted to position the Fund to benefit from the likelihood of these events by adding to the number of portfolio holdings in these sectors, which have been performing quite well this year. Other sectors on which we've focused include consumer manufacturing, supermarkets, and chemicals.

   We've also brought the Fund's total cyclical exposure down while selectively increasing its allocation to certain late stage cyclicals, such as paper and packaging. Cyclicals are those securities whose performance moves in tandem with the economic cycle. Our retail focus is high, however its performance recently has been hindered by fears of recession and lack of consumer demand. We are now intensively researching companies that stand to benefit from lower rates, like banks, insurance companies, and utilities.

Top 5 Industries
as of July 31, 1995

                          Percent of
Industry                  net assets
------------------------------------
Telecommunications        14.4
-----------------------------------
Retail                     7.3
-----------------------------------
Foods                      5.4
-----------------------------------
Oil                        5.0
-----------------------------------
Consumer goods             4.7
-----------------------------------

Page 5
---------------------------------

[Tabular representation of bar chart]

High Yield Default Rate (1)

1985    1.708
1989    4.285
1995    0.773

(1) 1995 rate is from January 1 through June 30, 1995.
Source: Merrill Lynch, and Edward Altman, NYU Stern School



Q Since 1990, price appreciation and income have combined to give high yield bonds a nice run. Do you expect this trend to continue?

A Although we anticipate that high yield bonds will continue to provide attractive performance potential throughout fiscal 1996, we believe they are close to being fairly valued. Going forward, this means that price appreciation will most likely play a lesser role than income in the near-term performance of high yield bonds. In the event further price appreciation fails to materialize, the income generated by these bonds should continue to be the highest among fixed-income securities.

Q  What is your outlook for the next six-to twelve-months?

A From our perspective, it appears we are now in the "soft-landing" which the Fed has endeavored to achieve. We believe the stage has been set for a period of sustainable, moderate economic growth with low inflation and lower long-term interest rates. We think such a scenario seems attainable in 1996, boding well for stock and bond market performance over the long term. By winter, we believe we may witness renewed economic strength followed by a longer stretch of slow economic growth.

   Looking ahead, we are convinced that high yield bonds, and mutual funds which own them, will remain attractive investment vehicles for investors who seek high income.

                                    [diamond]
                      This column is intended to answer
              questions about your Fund. If you have a question
                  you would like answered, please write to:
      Manager, Shareholder Communications, Keystone Distributors, Inc.,
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 6
------------------------------------
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)


Your Fund's Performance

[Tabular representation of mountain graph]

Growth of an investment in
Keystone High Income Bond Fund (B-4)

             Reinvested                 Initial
            Distribution               Investment

7/85          10,000                     10,000

7/87           9,660                     12,351

7/89           8,045                     13,178

7/91           5,284                     12,148

7/93           6,469                     18,593

7/95           5,574                     19,566

A $10,000 investment in Keystone High Income Bond Fund (B-4)
made on July 31, 1985 with all distributions reinvested was worth $19,566 on July 31, 1995. Past performance is no guarantee of future results.


Twelve-Month Performance as of July 31, 1995
============================================
Total return*              5.66%
Net asset value 7/31/94   $4.68
                7/31/95   $4.42
Dividends                 $.490
Capital gains             None

*Before deduction of contingent deferred sales charge (CDSC).

Historical Record as of July 31, 1995
=====================================
                              If you         If you did
Cumulative total return       redeemed       not redeem
1-year                          2.83%          5.66%
5-year                         61.11%         61.11%
10-year                        95.66%         95.66%

Average annual total return
1-year                          2.83%          5.66%
5-year                         10.01%         10.01%
10-year                         6.94%          6.94%

The "If you redeemed" returns reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who bought and sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

   You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

 PAGE 7
---------------------------



Growth of an Investment

[Line Graph]

Comparison of change in value of a $10,000 investment in Keystone High Income Bond Fund (B-4), the
Lehman Aggregate Bond Index and the Consumer
Price Index.

In Thousands   July 31, 1985 through July 31, 1995

Fund Average Annual Total Return
--------------------------------
1 Year        5 Year          10 Year
2.83%         10.01%           6.94%


Fund Average Annual Total Return

         Fund     LABI      CPI
        10,000   10,000   10,000
        11,527   12,197   10,158
7/87    12,351   12,699   10,557
        12,556   13,660   10,993
7/89    13,178   15,737   11,540
        12,144   16,847   12,096
7/91    12,148   18,645   12,634
        15,458   21,402   13,033
7/93    18,593   23,580   13,395
        18,517   23,599   13,766
7/95    19,566   25,985   14,147

Past performance is no guarantee of future results.
The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for shares held for at least one year.


This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone High Yield Bond Fund (B-4)

The Fund seeks generous income primarily from high yield corporate bonds. Total return quotations are stated after deducting sales charges (if applicable), fund expenses and transaction costs, and assumes reinvestment of all distributions.

2. Lehman Aggregate Bond Index (LABI)

The LABI is a broad-based, unmanaged fixed-income index of US government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective. It would be difficult for most individual investors to duplicate this index.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the US. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the US Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

   These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

   This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other

PAGE 8
------------------------------------
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)




important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

   Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 9
------------------------------------
                                  Glossary of
                                Mutual Fund Terms

   MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

   PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

   STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

   BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

   CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

   MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

   NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

   DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

   TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

   SHORT-TERM--An investment with a maturity of one year or less.

   LONG-TERM--An investment with a maturity of greater than one year.

   AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

   OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 10
------------------------------------
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)

SCHEDULE OF INVESTMENTS--July 31, 1995

                                                                                  Interest  Maturity        Par           Market
                                                                                     Rate      Date        Value           Value
===================================================================================================================================
FIXED INCOME (84.1%)
INDUSTRIAL BONDS & NOTES (81.6%)
ADVERTISING & PUBLISHING (0.7%)
 Lamar Advertising Co.                             Sr. Secd.  Notes                 11.000%    2003     $ 5,000,000    $ 5,050,000
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE (1.7%)
 SabreLiner, Inc.                                  Sr. Notes                        12.500     2003      10,000,000      8,800,000
 Transdigm, Inc.                                   Sr. Notes (Subord.)              13.000     2000       5,000,000      4,575,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,375,000
-----------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION (2.3%)
 CHC Helicopter Corp.                              Sr. Notes (Subord.)              11.500     2002      10,500,000      9,135,000
 Continental Airlines, Inc.                        Sr. Equip. Trust Cert.           16.000     1999       1,328,323      1,328,323
 Northwest Airlines Trust                          #2  Aircraft Notes (Subord.)     13.875     2008       5,000,000      5,600,000
 US Africa Airways (6/02/94--$3,500,000)
  (b) (c) (e) (f)                                  Sr. Secd.  Notes                 12.000     1999       3,500,000      1,610,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,673,323
-----------------------------------------------------------------------------------------------------------------------------------
AMUSEMENTS (3.8%)
 Affinity Group, Inc.                              Gtd. Sr. Notes (Subord.)         11.500     2003       7,000,000      7,017,500
 El Comandante Capital Corp.                       1st Mtge. Notes                  11.750     2003       7,500,000      7,050,000
 Grand Palais Casinos, Inc. (8/15/94--
  $7,750,000) (c) (f)                              Sr. Secd.  PIK  Notes            18.250     1997       7,750,000      7,750,000
 Hemmeter Enterprises, Inc. (12/14/93--
  $8,000,000) (c) (e)                              Unit (Sr. Secd .PIK Notes/Wts.)  12.000     2000      16,097,838      6,922,070
 Starcraft Corp. (b) (c) (e)                       Notes (Subord.)                  16.500     1998       6,925,000        138,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        28,878,070
-----------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE (0.1%)
 Exide Corp. (h)                                   Sr. Notes                        10.000     2005       1,000,000      1,037,500
-----------------------------------------------------------------------------------------------------------------------------------
BROADCASTING (1.0%)
 Outlet Broadcast, Inc.                            Sr. Notes (Subord.               10.875     2003       4,000,000      4,120,000
 People's Choice T.V. Corp.
  (Eff. Yield 12.47%) (d)                          Sr. Disc.  Notes                  0.000     2004       8,000,000      3,800,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,920,000
-----------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS (4.6%)
 Alpine Group, Inc. (h)                            Sr. Notes                        12.250     2003       6,000,000      5,520,000
 Associated Materials, Inc.                        Sr. Notes (Subord.)              11.500     2003      10,000,000      9,200,000
 HMH Properties, Inc. (5/18/95-$7,706,960) (c)     Sr. Secd.  Notes                  9.500     2005       8,000,000      7,860,000
 Koppers Industries, Inc.                          Sr. Notes                         8.500     2004       8,000,000      7,760,000
 Schuller International Group, Inc.                Sr. Notes                        10.875     2004       4,500,000      4,916,250
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        35,256,250
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Schedule of Investments.


PAGE 11
-----------------------------------



SCHEDULE OF INVESTMENTS--July 31, 1995
                                                                                  Interest  Maturity        Par           Market
                                                                                     Rate      Date        Value           Value
===================================================================================================================================
CAPITAL GOODS (1.0%)
Lanesborough Corp. (f)                               Sr. Secd. Notes (Subord.)      10.000%    2000     $11,026,000    $ 7,718,200
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS (2.5%)
 Key Plastics, Inc.                                  Sr. Notes, Series B            14.000     1999       8,500,000      8,585,000
 Scotts Co.                                          Sr. Notes (Subord.)             9.875     2004       3,000,000      3,195,000
 Sherritt Gordon Ltd.                                Sr. Notes                       9.750     2003       7,000,000      7,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,780,000
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS (4.7%)
 Drypers Corp.                                       Sr. Notes, Series B            12.500     2002       9,601,000      9,024,940
 International Semi-Tech Electronics, Inc.
   (Eff. Yield 11.96%) (d)                           Sr. Secd. Disc. Notes           0.000     2003      14,000,000      7,455,000
 Pathmark Stores, Inc.                               Sr. Notes (Subord.)             9.625     2003       3,000,000      2,970,000
 Revlon Worldwide Corp. (Eff. Yield 15.52%) (d)      Sr. Secd. Disc. Notes           0.000     1998      10,000,000      7,125,000
 Revlon Consumer Products Corp.                      Sr. Notes (Subord.)            10.500     2003       9,000,000      9,045,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        35,619,940
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES (0.9%)
 Jordan Industries, Inc.                             S. Notes                       10.375     2003       7,500,000      7,068,750
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE (2.0%)
 American Life Holding Co.                           Sr. Notes (Subord.)            11.250     2004       3,770,000      3,958,500
 PMI Acquisition Corp.                               Sr. Notes (Subord.)            10.250     2003       1,750,000      1,798,125
 Premium Standard Farms (9/29/93-- $11,033,649)
  (Eff. Yield 12.00%) (c) (d)                        Sr. Sec. Disc.  Notes           0.000     2003       7,124,000      5,200,520
  Sahara Finance Corp.                               Gtd. 1st Mtge. Notes           12.125     1996       3,953,541      4,032,612
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,989,757
-----------------------------------------------------------------------------------------------------------------------------------
FOODS (5.4%)
 Cott Corp.                                          Sr. Notes                       9.375     2005       5,000,000      5,025,000
 Iowa Select Farms (Eff. Yield 13.72%)
  (2/04/94--$14,480,865) (c) (d) (f)                 Unit (Sr. Disc. Notes/Wts.)     0.000     2004      34,470,000     16,618,332
 Iowa Select Farms (Eff. Yield 15.26%)
  (8/02/94--$8,977,379) (c) (d) (f)                  Unit (Sr. Disc. Notes/Wts.)     0.000     2004      21,370,000     10,302,691
 PM Holdings Corp. (Eff. Yield 11.62%) (d)           Unit (Sr. Disc. Notes/Wts.)     0.000     2005       8,812,000      4,560,210
 Specialty Foods Acquisition Corp.
  (Eff. Yield 10.70%) (d)                            Sr. Secd. Disc. Deb.            0.000     2005       8,750,000      4,484,375
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        40,990,608
-----------------------------------------------------------------------------------------------------------------------------------

HEALTHCARE SERVICES (0.8%)
 Community Health Systems, Inc.                      Sr. Deb. (Subord.)             10.250     2003       6,000,000      6,390,000

                                                                                                           (continued on next page)



 PAGE 12
------------------------------------
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)

SCHEDULE OF INVESTMENTS--July 31, 1995


                                                                                  Interest  Maturity        Par           Market
                                                                                     Rate     Date         Value           Value
===================================================================================================================================
HEALTHCARE SERVICES (continued)
 Livingwell, Inc. (5/28/86--$1,972,500)(b)(c)(e)  Sr. Deb. (Subord.)                14.125%    1996     $ 2,200,000    $    44,000
 Livingwell, Inc. (5/28/86--$2,153,250)(b)(c)(e)  Sr. Deb. (Subord.)                13.125     2001       2,000,000         40,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,474,000
-----------------------------------------------------------------------------------------------------------------------------------
HOTELS (0.2%)
 Santa Fe Hotel, Inc.                             Unit (1st Mtge. Notes/Wts.)       11.000     2000       1,970,000      1,753,300
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE (2.7%)
 Chartwell Re Corp.                               Sr. Notes                         10.250     2004       5,500,000      5,252,500
 Reliance Group Holdings, Inc.                    Sr. Deb. (Subord.)                 9.750     2003      16,000,000      5,680,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,932,500
-----------------------------------------------------------------------------------------------------------------------------------
METALS & MINING (3.8%)
 Algoma Steel, Inc.                               1st Mtge. Notes                   12.375     2005       5,500,000      5,170,000
 Inland Steel Co.                                 Unsecd. Notes                     12.750     2002      10,000,000     11,175,000
 NS Group, Inc.                                   Units (Sr. Secd. Notes/Wts.)      13.500     2003       4,000,000      3,845,000
 Russell Metals, Inc.                             Sr. Notes                         10.250     2000       7,890,000      7,416,600
 UCAR Global Enterprises, Inc.                    Sr. Secd. Notes                   12.000     2005       1,000,000      1,101,250
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        28,707,850
-----------------------------------------------------------------------------------------------------------------------------------
NATURAL GAS (2.0%)
 TransTexas Gas Corp.                             Sr. Secd. Notes                   11.500     2002      14,500,000     15,080,000
-----------------------------------------------------------------------------------------------------------------------------------
OIL (5.0%)
 Chatwins Group, Inc.                             Sr. Notes                         13.000     2003       9,500,000      7,885,000
 Crown Central Petroleum Corp.                    Sr. Notes                         10.875     2005       5,250,000      5,565,000
 errity Oil & Gas Corp.                           Sr. Notes (Subord.)               11.750     2004       1,000,000        910,000
 Kelley Oil & Gas                                 Sr. Notes                         13.500     1999       7,000,000      6,860,000
 Plains Resources, Inc.                           Sr. Notes (Subord.)               12.000     1999      10,000,000     10,400,000
 Wainoco Oil Corp.                                Sr. Notes                         12.000     2002       6,000,000      6,240,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        37,860,000
-----------------------------------------------------------------------------------------------------------------------------------
OIL SERVICES (1.4%)
 Dual Drilling Co.                                Sr. Notes (Subord.)                9.875     2004       5,550,000      5,217,000
 Gulf Canada Resources Ltd.                       Sr. Deb. (Subord.)                 9.625     2005       5,175,000      5,226,750
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,443,750
-----------------------------------------------------------------------------------------------------------------------------------
PAPER & PACKAGING (3.8%)
 Container Corp. of America                       Gtd. Sr. Notes, Series B          10.750     2002       6,000,000      6,390,000
 Gaylord Container Corp. (Eff. Yield 8.25%) (d)   Sr. Notes                          0.000     2005       8,000,000      8,100,000
 Gaylord Container Corp.                          Sr. Notes                         11.500     2001       3,000,000      3,232,500
 Owens-Ilinois, Inc.                              Sr. Deb.                          11.000     2003       2,000,000      2,205,000
 Rainy River Forest Products, Inc.                Sr. Secd. Notes                   10.750     2001       2,750,000      2,915,000

See Notes to Schedule of Investments.



PAGE 13
-------------------------------------

SCHEDULE OF INVESTMENTS--July 31, 1995


                                                                                  Interest  Maturity        Par           Market
                                                                                     Rate      Date        Value           Value
===================================================================================================================================
PAPER & PACKAGING (continued)
 Stone Container Corp.                           1st Mtge.  Notes                  10.750%    2002     $ 5,990,000    $ 6,349,400
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       29,191,900
-----------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS (3.6%)
 Boston Chicken, Inc. (Eff. Yield 8.32%) (d)     Liquid Yld. Option Notes           0.000     2015      20,000,000      4,975,000
 Flagstar Corp.                                  Sr. Notes                         10.875     2002       7,200,000      6,768,000
 Great American Cookie Co., Inc.                 Sr. Secd. Notes                   10.875     2001      10,000,000      8,600,000
 Pantry, Inc.                                    Sr. Notes                         12.000     2000       7,500,000      7,425,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       27,768,000
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL (7.3%)
 Big 5 Holdings, Inc.                            Sr. Notes (Subord.)               13.625     2002       4,800,000      4,920,000
 Cole National Group, Inc.                       Sr. Notes                         11.250     2001       5,000,000      4,875,000
 Finlay Fine Jewelry Corp.                       Sr. Notes                         10.625     2003       6,000,000      5,820,000
 Hills Stores Co.                                Sr. Notes                         10.250     2003       5,000,000      4,781,250
 Pamida, Inc.                                    Sr. Notes (Subord.)               11.750     2003       9,475,000      8,432,750
 Penn Traffic Co.                                Sr. Notes                          8.625     2003       5,000,000      4,575,000
 Penn Traffic Co.                                Sr. Notes (Subord.)                9.625     2005       4,000,000      3,590,000
 Service Merchandise Co.                         Sr. Deb. (Subord.)                 9.000     2004      10,000,000      8,450,000
 Southland Corp.                                 1st Priority Sr. Deb.Subord.)      5.000     2003      13,000,000     10,010,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       55,454,000
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (1.9%)
 Ampex Corp. (Eff. Yield 9.56%) (c) (d) (f)     Disc. Conv. Bonds, Series C         0.000     1997      10,273,000     14,279,470
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (14.4%)
 Adelphia Communications Corp.                  Sr. Notes                          12.500     2002      12,000,000     12,360,000
 American Media Operations, Inc.                Sr. Notes (Subord.)                11.625     2004       7,000,000      7,455,000
 Bell Cablemedia PLC (Eff. Yield 10.67%) (d)    Sr. Disc. Notes                     0.000     2004       5,000,000      3,325,000
 Cablevision Systems Corp.                      Sr. Disc. Notes                     9.875     2013       3,400,000      3,706,000
 Cencall Communications Corp.
   (Eff. Yield 13.42%) (d)                      Sr. Disc. Notes                     0.000     2004      10,000,000      5,350,000
 Continental Cablevision, Inc.                  Sr. Deb.                            9.000     2008       5,000,000      5,150,000
 Continental Cablevision, Inc.                  Sr. Deb.                            9.500     2013       7,000,000      7,350,000
 Comcast Celluar Corp. (Eff. Yield 13.42%) (d)  Part. Disc. Notes                   0.000     2000      18,000,000     13,230,000
 Diamond Cable (Eff. Yield 11.57%) (d)          Sr. Disc. Notes                     0.000     2004       5,000,000      3,275,000
 Marcus Cable (Eff. Yield 13.15%) (d)           Sr. (Subord.) Disc. Notes           0.000     2005       6,000,000      3,420,000
 Marcus Cable (Eff. Yield12.06%) (d)            Sr. Disc. Notes                     0.000     2004      12,000,000      8,115,000
 MFS Communication (Eff. Yield 8.60%) (d)       Sr. Disc. Notes                     0.000     2004      10,000,000      7,200,000
 Mobile Telecommunication Technology            Sr. (Subord.) Disc. Notes          13.500     2002      10,000,000     10,950,000
 Pagemart, Inc. (Eff. Yield 10.36%) (d) Unit    (Sr. Disc. Notes/Wts.)              0.000     2003      18,050,000     11,732,500
 Paging Network Inc.                            Sr. Notes (Subord.)                10.125     2007       2,500,000      2,550,000
 Rogers Cablesystems Ltd.                       Sr. Secd. 2nd Priority Note        10.000     2005       1,000,000      1,047,500

                                                                                                         (continued on next page)


 PAGE 14
------------------------------------

Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)


SCHEDULE OF INVESTMENTS--July 31, 1995

                                                                                  Interest  Maturity        Par           Market
                                                                                     Rate     Date         Value           Value
===================================================================================================================================
TELECOMMUNICATIONS (continued)
 Videotron Group Ltd.                            Deb. (Subord.) Voting Co           10.625%     2005     $ 3,750,000  $  3,993,750
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       110,209,750
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (3.0%)
 Eletson Holdings, Inc.                          1st Mtge.  Notes                    9.250      2003       8,000,500     7,680,480
 Gearbulk Holding Ltd.                           Sr. Notes                          11.250      2004       7,000,000     7,350,000
 Viking Star Shipping, Inc.                      1st Pfd. Ship. Mtge. Notes          9.625      2003       8,000,000     8,160,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        23,190,480
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES (1.0%)
 Consolidated Hydro, Inc. (6/15/93--
  $8,811,783) (Eff. Yield 12.26%) (c) (d)        Sr. Disc. Notes                     0.000      2003      13,400,000     7,437,000
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES
  (Cost--$633,454,626)                                                                                                 623,139,398
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS) (2.5%)
 Indah Kiat International Finance Co. B.V.       Gtd. Secd. Notes                   11.875      2002       8,000,000     8,080,000
 Polsindo Eka Perkasa                            Sr. Notes                          13.000      2004       6,000,000     6,120,000
 Telefonica de Argentina S.A.                    Unsecd. Deb.                       11.875      2004       2,775,000     2,761,125
 YPF Sociedad Anonima                            Unsecd. Deb.                        8.000      2004       3,000,000     2,610,180
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost--$19,369,496)                                                                  19,571,305
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$652,824,122)                                                                                642,710,703
===================================================================================================================================

                                                                                                          Shares
===================================================================================================================================
COMMON STOCKS/RIGHTS/WARRANTS (10.8%)
 Ampex Corp. (e) (f)                                                                                             512         2,224
 Ampex Corp., Class A (e) (f)                                                                                196,392       834,666
 Ampex Corp., Class C (e) (f)                                                                              3,629,294    15,424,500
 Ampex Corp., wts. (e) (f)                                                                                 1,007,308     4,281,059
 Chatwins Group, Inc., wts.(e)                                                                                 9,500         4,750
 CHC Helicopter Corp., wts.(e)                                                                                84,000        84,000
 Cookies USA, Inc., wts. (e)                                                                                   1,800        72,000
 Dial Page, Inc., wts. (e)                                                                                     9,510        19,020
 Dimac Corp. (e)                                                                                              55,481       880,761
 EMC Corp. (e)                                                                                               341,836     7,819,499
 Finlay Enterprises, Inc. (e)                                                                                  4,533        70,261
 Grand Palais Casinos, Inc., Series A, wts. (8/15/94--$2,507) (c) (e) (f)                                    250,735     1,895,559
 Grand Palais Casinos, Inc., Series B, wts. (8/15/94--$1,368) (c) (e) (f)                                    136,765     1,033,941
 Grand Palais Casinos, Inc., Series C, wts. (8/15/94--$12,080) (c) (e) (f)                                 1,208,088        12,081
 Grand Palais Casinos, Inc., Ltd. Liab. Int.(8/15/94--$0) (c) (e) (f)                                        931,379         9,314
 Grand Palais Casinos, Inc., wts. (1/28/93--$680,643) (c) (e) (f)                                            680,643     5,145,661
 HDA Management Corp., wts. (e)                                                                                5,500        29,150

See Notes to Schedule of Investments.

PAGE 15
-------------------------------------

SCHEDULE OF INVESTMENTS--July 31, 1995

                                                                                                                          Market
                                                                                                            Shares         Value
===================================================================================================================================
COMMON STOCKS/RIGHTS/WARRANTS (continued)
 Hemmeter Enterprises Inc., wts. (12/14/93--$140,400) (c) (e)                                                270,532   $       271
 Hemmeter Enterprises, Inc., wts. (12/22/93--$846,280) (c) (e)                                               695,643           696
 Hollywood Casino Corp., Class A (e)                                                                         971,665        66,443
 Lanesborough Corp. (e) (f)                                                                                   15,141           151
 Pagemart, Inc., wts. (e)                                                                                     83,030        98,180
 PM Holdings Corp. (e)                                                                                         2,964             3
 Purity Supreme, Inc. wts. (11/30/92-$4,330) (c) (e)                                                          22,525           225
 Sabreliner Corp., wts. (e)                                                                                   10,000            10
 Specialty Equipment Cos., Inc. (e) (f)                                                                    1,860,700    23,607,631
 Specialty Foods Acquisition Corp. (8/10/93-$0) (c) (e)                                                      131,250       229,688
 Transdigm Inc., wts. (e)                                                                                     39,894       398,940
 UCC Investors Holding Inc., Class A (e)                                                                   1,178,622    11,491,563
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS/RIGHTS/WARRANTS (Cost--$23,421,865)                                                                 82,712,247
===================================================================================================================================
PREFERRED STOCK (1.4%)
 Ampex Corp. (11/22/92--$23,987,332) (c) (e) (f)                                                              24,562    11,052,911
 US Africa Airways (6/02/94--$11,000,000) (b) (c) (e) (f)                                                     11,000             0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK (Cost--$34,987,331)                                                                               11,052,911
===================================================================================================================================
MISCELLANEOUS INVESTMENT (0.0%)
 Gold River Hotel and Casino Corp.
  (Cost--$424,084)                Liquidating R.E. Trust                                                  10,775,000       107,750
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL MISCELLANEOUS INVESTMENT (Cost--$424,084)                                                                            107,750
===================================================================================================================================

                                                                    Interest    Maturity     Maturity
                                                                      Rate       Date         Value
===================================================================================================================================
SHORT-TERM INVESTMENTS (1.8%)

REPURCHASE AGREEMENT (1.8%)
 Keystone Joint Repurchase Agreement
   (Investments in repurchase agreements, in a
   joint trading account, purchased 7/31/95)
  (Cost--$13,939,000) (g)                                              5.833%    08/01/95   $13,941,258                  3,939,000
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost--$13,939,000)                                                                        13,939,000
===================================================================================================================================
TOTAL INVESTMENTS (Cost--$725,596,402) (A)                                                                             750,522,611
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (1.9%)                                                                                14,442,275
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                                                                   $764,964,886
===================================================================================================================================
                                                                                                           (continued on next page)

PAGE 16
-----------------------------------
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)



Notes to Schedule of Investments:

(a) The cost of investments for federal income tax purposes amounted to $729,582,378. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at July 31, 1995, are as follows:

   Gross unrealized appreciation      $ 81,927,902
   Gross unrealized  depreciation     $(60,987,669)
                                      ------------
   Net unrealized appreciation        $ 20,940,233
                                      ============

(b) Securities which have defaulted on payment of interest and/or principal. The Fund has ceased accruing income on those so identified. At
    July 31, 1995, the fair value of these securities was $1,832,500 (0.2% of the Fund's net assets).

(c) All or a portion of these securities are restricted securities (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) which are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. Dates of acquisition and costs are set forth in parentheses after the title of the restricted securities. On the date of acquisition there were no market quotations on similar securities and the above securities were valued at acquisition cost. At July 31, 1995, the fair value of these restricted securities was $97,582,930 (13% of the Fund's net assets at July 31, 1995). The Fund will not pay the cost of disposition of the above restricted securities other than ordinary brokerage fees, if any.

(d) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

(e) Non-income-producing security.

(f) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. At July 31, 1995, the fair value of these securities was $121,578,391 (16% of the Fund's net assets).

(g) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at July 31, 1995.

(h) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.


See Notes to Financial Statements.

PAGE 17
--------------------------------



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)

                                                         Year Ended July 31,
                               ----------------------------------------------------------------
                                  1995        1994          1993          1992           1991
-----------------------------------------------------------------------------------------------
Net asset value
  beginning of year              $4.68        $5.13         $4.74         $4.19         $5.02
-----------------------------------------------------------------------------------------------
Income from investment
  operations
Net investment income             0.38         0.38          0.45          0.49          0.61
Net gain (loss) on
  investments and foreign
  currency related
  transactions                   (0.15)       (0.38)         0.44          0.58         (0.72)
Net commissions paid on
  fund share sales (a)               0            0             0             0             0
-----------------------------------------------------------------------------------------------
Total from investment
  operations                      0.23            0          0.89          1.07         (0.11)
-----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income            (0.37)       (0.38)        (0.45)        (0.50)        (0.72)
In excess of net
 investment income               (0.02)       (0.07)        (0.05)        (0.02)            0
Tax basis return of
 capital                         (0.10)           0             0             0             0
Net realized gain
   on investments                    0            0             0             0             0
-----------------------------------------------------------------------------------------------
Total distributions              (0.49)       (0.45)        (0.50)        (0.52)        (0.72)
-----------------------------------------------------------------------------------------------
Net asset value end of
  year                           $4.42        $4.68         $5.13         $4.74         $4.19
-----------------------------------------------------------------------------------------------
Total return (b)                  5.66%       (0.41%)       20.28%        27.25%         0.03%
Ratios/supplemental
 data
Ratios to average
 net assets:
  Total expenses                  2.03%        1.84%         2.06%         2.17%         2.34%
  Net investment income           8.64%        7.57%         9.30%        10.86%        14.64%
Portfolio turnover rate             82%         110%          125%           94%           78%
-----------------------------------------------------------------------------------------------
Net assets end of year
  (thousands)                 $764,965     $766,283      $972,164      $841,757      $710,590
-----------------------------------------------------------------------------------------------
                                                         Year Ended July 31,
                               ----------------------------------------------------------------------
                                 1990           1989            1988           1987             1986
-----------------------------------------------------------------------------------------------------
Net asset value
  beginning of year              $6.38          $6.91          $7.66          $8.08            $7.92
-----------------------------------------------------------------------------------------------------
Income from investment
  operations
Net investment income             0.68           0.83           0.80           0.81             0.89
Net gain (loss) on
  investments and foreign
  currency related
  transactions                   (1.18)         (0.51)         (0.71)         (0.26)            0.35
Net commissions paid on
  fund share sales (a)               0              0              0              0            (0.08)
-----------------------------------------------------------------------------------------------------
Total from investment
  operations                     (0.50)          0.32           0.09           0.55             1.16
-----------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income            (0.78)         (0.85)         (0.84)         (0.90)           (1.00)
In excess of net
 investment income               (0.08)             0              0              0                0
Tax basis return of
 capital                             0              0              0              0                0
Net realized gain
   on investments                    0              0              0          (0.07)               0
-----------------------------------------------------------------------------------------------------
Total distributions              (0.86)         (0.85)         (0.84)         (0.97)           (1.00)
-----------------------------------------------------------------------------------------------------
Net asset value end of
  year                           $5.02          $6.38          $6.91          $7.66            $8.08
-----------------------------------------------------------------------------------------------------
Total return (b)                 (7.84%)         4.95%          1.66%          7.15%           15.27%
Ratios/supplemental
 data
Ratios to average
 net assets:
  Total expenses                  2.06%          1.97%          1.82%          1.65%            0.86%
  Net investment income          12.77%         12.36%         11.29%         10.26%           10.93%
Portfolio turnover rate             45%            75%            81%           135%              87%
-----------------------------------------------------------------------------------------------------
Net assets end of year
  (thousands)                 $820,940     $1,188,660     $1,274,673     $1,464,891       $1,569,038
-----------------------------------------------------------------------------------------------------

(a) Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges. On June 11, 1987, the Securities and Exchange Commission adopted a rule which required for financial statements for the periods ended on or after June 30, 1987, that net commissions paid under Rule 12b-1 be treated as operating expenses rather than capital charges. Accordingly, beginning with the year ended July 31, 1987, the Fund's financial statements reflect 12b-1 Distribution Plan expenses (i.e., shareholder service fees plus commissions paid net of deferred sales charges received by the Fund) as a component of net investment income.

(b) Excluding applicable sales charges.

See Notes to Financial Statements.

PAGE 18
-----------------------------------
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)




STATEMENT OF ASSETS AND LIABILITIES
July 31, 1995
===================================================================
Assets: (Note 1):
 Investments at market value:
  Unaffiliated issuers (identified cost--
    $615,784,470)                                    $  628,944,220
  Affiliated issuers (identified
  cost--$109,811,932)                                   121,578,391
-------------------------------------------------------------------
   Total investments                                    750,522,611
-------------------------------------------------------------------
 Cash                                                           464
 Receivable for:
  Investments sold                                        5,703,655
  Fund shares sold                                          615,775
  Interest                                               12,376,289
 Prepaid expenses                                           114,771
 Other assets                                             2,730,610
-------------------------------------------------------------------
   Total assets                                         772,064,175
-------------------------------------------------------------------
Liabilities (Notes 2, 4 and 5):
 Payable for:
  Investments purchased                                   2,835,296
  Fund shares redeemed                                    1,484,812
  Distributions to shareholders                           2,427,260
 Due to related parties                                      64,597
 Other accrued expenses                                     287,324
-------------------------------------------------------------------
   Total liabilities                                      7,099,289
-------------------------------------------------------------------
Net assets                                           $  764,964,886
===================================================================
Net assets represented by (Note 1):
 Paid-in capital                                     $1,267,014,064
 Accumulated distributions in excess of net
   investment income                                     (5,828,773)
 Accumulated net realized gain (loss) on
  investments
   and foreign currency related transactions           (521,146,614)
 Net unrealized appreciation (depreciation) on
   investments                                           24,926,209
-------------------------------------------------------------------
   Total net assets applicable to outstanding
     shares of beneficial interest ($4.42 a share on
     173,052,313 shares outstanding)                 $  764,964,886
===================================================================

STATEMENT OF OPERATIONS
Year Ended July 31, 1995
===================================================================
Investment income (Note 1):
 Interest:
  Unaffiliated issuers (net of
     withholding taxes of $40,615)                      $ 71,311,621
  Affiliated issuers                                       4,336,292
---------------------------------------------------------------------
   Total income                                           75,647,913
---------------------------------------------------------------------
Expenses (Notes 2 and 4):
 Management fee                         $  4,040,007
 Transfer agent fees                       2,189,924
 Accounting, auditing and legal              675,522
 Custodian fees                              255,265
 Printing                                     29,440
 Trustees' fees and expenses                  36,136
 Distribution Plan expenses                7,072,929
 Registration fees                            80,171
 Miscellaneous                                35,167
---------------------------------------------------------------------
   Total expenses                                         14,414,561
---------------------------------------------------------------------
Net investment income                                     61,233,352
---------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions (Notes 1 and 3):
Net realized gain (loss) on:
 Investments                             (88,173,005)
 Foreign currency related
   transactions                           (3,645,039)
---------------------------------------------------------------------
Net realized gain (loss) on
  investments and foreign currency
  related transactions                                   (91,818,044)
---------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on investments                           71,736,709
---------------------------------------------------------------------
Net gain (loss) on investments and
  foreign currency related
  transactions                                           (20,081,335)
---------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                             $ 41,152,017
=====================================================================
See Notes to Financial Statements.

PAGE 19
-----------------------------------


STATEMENTS OF CHANGES IN NET ASSETS


                                                                                      Year Ended July 31,
                                                                                 ------------------------------
                                                                                     1995             1994
===============================================================================================================
Operations: (Note 1):
 Net investment income                                                          $  61,233,352    $  70,189,475
 Net realized gain (loss) on investments and foreign currency related
  transactions                                                                    (91,818,044)     (62,808,562)
Net change in unrealized appreciation (depreciation) on investments                71,736,709        2,197,734
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    41,152,017        9,578,647
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Notes 1 and 5):
 Net investment income                                                            (60,319,059)     (70,189,475)
 In excess of net investment income                                                (3,043,529)     (13,314,817)
 Tax basis return of capital                                                      (17,099,886)               0
---------------------------------------------------------------------------------------------------------------
  Total distributions to shareholder                                              (80,462,474)     (83,504,292)
---------------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2):
 Proceeds from shares sold                                                        233,171,940      407,409,983
 Payments for shares redeemed                                                    (240,425,711)    (587,387,928)
 Net asset value of shares issued in reinvestment of dividends and
   distributions                                                                   45,245,958       48,023,003
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from capital share
   transactions                                                                    37,992,187     (131,954,942)
---------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                         (1,318,270)    (205,880,587)
---------------------------------------------------------------------------------------------------------------
Net assets:
 Beginning of year                                                                766,283,156      972,163,743
---------------------------------------------------------------------------------------------------------------
 End of year [including accumulated distributions in excess of net investment income as follows: 1995--($5,828,773)
   and 1994--($3,533,049)] (Note 1)                                             $ 764,964,886    $ 766,283,156
===============================================================================================================

See Notes to Financial Statements.

PAGE 20
-----------------------------------
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)




NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies
Keystone High Income Bond Fund (B-4) (formerly Keystone Custodian Fund, Series B-4), (the "Fund") is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

   Keystone is a wholly-owned subsidiary of Keystone Investments Inc. (fomerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of members of current and former members of management of Keystone and its affiliates. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred. Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value.) Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

   The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end

PAGE 21
---------------------------------

are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not be able to complete the obligations of the contract.

   Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

B. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. All discounts are amortized for both financial reporting and federal income tax purposes. Distributions to shareholders are recorded at the close of business on the record date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

E. The Fund may enter into forward foreign currency exchange contracts ("contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets. Contracts are recorded at market value and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized

PAGE 22
-----------------------------------
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)




gain (loss) on foreign currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

F. The Fund distributes net investment income monthly and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to the different treatment of 12b-1 expenses prior to April 1995 and the deferral of losses for income tax purposes.

(2.) Capital Share Transactions

The Trust agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:
                                   Year Ended
                              1995            1994
-------------------------------------------------------
Shares sold                53,793,683       79,109,683
Shares redeemed           (55,102,608)    (114,282,869)
Shares issued in
  reinvestment of
  dividends and
  distributions            10,479,964        9,447,901
-------------------------------------------------------
Net increase
  (decrease)                9,171,039      (25,725,285)
=======================================================

   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

   In connection with the Distribution Plan and subject to the limitations discussed above, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed above, KIDC generally pays dealers or others a commission equal to 4.00% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

   To the extent Fund shares are redeemed within four calendar years of original issuance, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.00%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

   The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar year (approximately 1.25% annually) occuring after the inception of the Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD Rule") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1% of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also will limit the aggregate amount which the Fund may pay for such distribution costs to 6.25% of

PAGE 23
---------------------------------------

gross share sales since the inception of the Fund's 12b-1 Distribution Plan, plus interest at the prime rate plus 1.00% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

   KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC subsequent to January 1, 1992.

   Commencing on July 8, 1992, contingent deferred sales charges applicable to shares of the fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund.

   During the year ended July 31, 1995, the Fund paid KIDC $7,116,706 under its Distribution Plan. The amount paid by the Fund under its Distribution Plan, net of deferred sales charges, was $7,072,929 (0.99% of the Fund's average daily net asset value). During the year ended July 31, 1995, KIDC received $4,444,407 after payments of commissions on new sales to dealers and others of $3,857,337.

   Under the NASD Rule, the maximum uncollected amount for which KIDC may seek payment from the Fund under its distribution Plan is $8,317,347 (1.09% of the Fund's net assets at July 31, 1995).

(3.) Securities Transactions

Realized gains and losses are recorded on the identified cost basis. As of July 31, 1995, the Fund had a capital loss carryover for federal income tax purposes of approximately $517,160,000 which expires as follows:
1996--$16,070,000; 1997--$43,981,000; 1998--$93,048,000; 1999--$91,149,000;
2000--$122,350,000; 2002--$44,605,000; 2003--$105,957,000). For the year ended July 31, 1995, purchases and sales of investment securities were as follows:

                           Cost of         Proceeds
                          Purchases       from Sales
------------------------------------------------------
Portfolio securities  $  565,320,150    $  555,960,176
Short-term
  investments          4,061,739,572     4,084,334,365
------------------------------------------------------
                      $4,627,059,722    $4,640,294,541
======================================================

(4.) Investment Management and Transactions with Affiliates

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily and is based upon both Fund net assets and gross income earned by the Fund. The fee is calculated at a rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates, that start at 0.50% and decline, as net assets increase to 0.25% per annum, to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI. During the year ended July 31, 1995, the Fund paid or accrued to KMI investment management and administrative services fees of $4,040,007 which represented 0.57% of

PAGE 24
-----------------------------------
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)




the Fund's average net assets. Of such amount paid to KMI, $3,434,006 was paid to Keystone for its services to the Fund.

   During the year ended July 31, 1995, the Fund paid or accrued to KII $28,703 for certain accounting services and to KIRC $2,189,924 for transfer agent fees.

(5.) Distributions to Shareholders

A distribution of net investment income of $0.035 per share was declared payable on September 7, 1995 to shareholders of record August 25, 1995. This distribution is not reflected in the accompanying financial statements.

PAGE 25
----------------------------------------




INDEPENDENT AUDITORS' REPORT


The Trustees and Shareholders
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)


We have audited the accompanying statements of assets and liabilities of Keystone High Income Bond Fund (B-4), including the schedule of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone High Income Bond Fund (B-4) as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG PEAT MARWICK LLP

Boston, Massachusetts
September 1, 1995

PAGE 26
-----------------------------------
Keystone High Income Bond Fund (B-4)
(formerly Keystone Custodian Fund, Series B-4)



FEDERAL TAX STATUS--FISCAL 1995 DISTRIBUTIONS

   During the fiscal year ended July 31, 1995, distributions of $0.49 per share were paid in shares or cash. This total includes a nontaxable return of capital equal to $0.098 per share. The remaining dividends are taxable to shareholders as ordinary income in the year in which received by them or credited to these accounts and are not eligible for the corporate dividend received deduction.

   In January 1996, we will send you complete information on the distributions paid during the calendar year 1995 to help you in completing your federal tax return.

PAGE 27
-----------------------------------


                              Keystone's Services
                                for Shareholders

 KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

ELECTRONIC FUNDS TRANSFER (EFT)--Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

KEYSTONE
FAMILY OF FUNDS

[Diamond]

Balanced Fund (K-1)
Diversified Bond Fund (B-2)
Growth and Income Fund (S-1)
High Income Bond Fund (B-4)
International Fund
Liquid Trust
Mid-Cap Growth Fund (S-3)
Precious Metals Holdings
Quality Bond Fund (B-1)
Small Company Growth Fund (S-4)
Strategic Growth Fund (K-2)
Tax Exempt Trust
Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial advisor or call Keystone at 1-800-343-2898.

[Keystone Logo]
KEYSTONE INVESTMENTS

P.O. Box 2121
Boston, Massachusetts 02106-2121

HIB-AR-9/95
55.5M
[Recycle logo]

KEYSTONE

[Picture of Father and Son]

HIGH INCOME
BOND FUND (B-4)

[Keystone Logo]

ANNUAL REPORT
JULY 31, 1995